ASTRA SHORT-TERM MULTI-MARKET INCOME FUND I & II ANNUAL REPORT

                                                               February 20, 1996
Dear Shareholders:

The Astra Short-Term Multi-Market Income Fund I and the Astra Short-Term Multi-Market Income Fund II (collectively, the "Funds" or individually, a "Fund") continue to show progress with regard to total return from an investment in short-term international government securities and other high quality debt obligations. For the year ending December 31, 1995, Fund I and Fund II provided total returns of 5.77% and 3.96% respectively.* The Astra funds followed a very conservative strategy of holding above average balances of U.S. cash or cash equivalents in order to preserve and stabilize NAV. In addition, the funds selectively added positions in other countries whose economic profile showed slow economic growth and low inflation.

During the past year, global bond markets were generally characterized as bullish, driven by declining economic growth and inflation prospects. For example, U.S. economic growth slowed from 4.0 percent to approximately 2.0 percent from year-end 1994 to year-end 1995. As previously mentioned, inflation was lower in 1995 for most of the G-7 countries than had been anticipated. However, the currency market was somewhat tumultuous. The U.S. dollar suffered a crisis of confidence in early 1995, culminating in a sharp plunge in the currency and unanimous negative sentiment in March and April. Since then, the U.S. dollar has exhibited a delicate trend upwards, reflecting the fact that the phase of rebuilding confidence has begun.

Looking forward, it appears that the U.S. dollar may continue to appreciate against other major currencies. Additionally, the global bond-market rally that began in late 1994/early 1995 remains essentially intact and is expected to continue throughout 1996. With the exception of Japan, where yields fell far below their equilibrium level in 1995, the prospect for further declines in both short- and long-term interest rates on a global scale looks quite favorable. Against this backdrop, the Funds will overweight the dollar-bloc countries at the expense of the yen and DM-bloc countries. The desire to overweight the dollar-bloc currencies reflects the view that the U.S. dollar will gain ground on both the yen and DM over the course of 1996. Within the dollar-bloc, the Funds favor overweight positions in New Zealand and Canadian dollars. Both currencies enjoy a substantial real yield pick-up over comparable U.S. dollar and Australian dollar assets. Within the DM-bloc, the Funds favor overweight positions in the higher-yielding European countries such as Spain, Sweden, and Denmark.

Please be assured that the management of Astra will continue to closely monitor the performance of the Funds as well as all the other funds of the Astra family. We appreciate your continued support and welcome your comments and suggestions.

Sincerely,

Astra Management Corp.
----------
* Total return calculations assume a hypothetical initial investment at the offering price for Fund I and the net asset value for Fund II on the business day before the first day of the stated period, with all dividends and distributions reinvested in additional shares at the net asset value on the ex-dividend date, and redemption at the net asset value on the last business day of the stated period and after reduction for a 4% contingent deferred sales charge for Fund II. Sales charges or commissions are not reflected in the total returns. Total return for the year ended December 31, 1995 was 2.57% and (0.03%) for Fund I and Fund II, respectively, after deduction of applicable sales charges and assuming the reinvestment of all dividends.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

            ASTRA SHORT-TERM MULTI-MARKET INCOME FUND I & II
            MANAGEMENT DISCUSSION AND ANALYSIS
---------------------
GENERAL ECONOMIC AND MARKET ENVIRONMENT

During the past year, global bond markets were generally characterized as bullish, driven by declining economic growth and inflation prospects. For example, U.S. economic growth slowed from 4.0 percent to approximately 2.0 percent from year-end 1994 to year-end 1995. As previously mentioned, inflation was lower in 1995 for most of the G-7 countries than had been anticipated. However, the currency market was somewhat tumultuous. The U.S. dollar suffered a crisis of confidence in early 1995, culminating in a sharp plunge in the currency and unanimous negative sentiment in March and April. Since then, the U.S. dollar has exhibited a delicate trend upwards, reflecting the fact that the phase of rebuilding confidence has begun.

GLOBAL FIXED INCOME MARKETS IN PARTICULAR

The U.S. interest rate environment during the past fiscal year, as well as specific economic and political developments in each country, combined to create a tremendous impact on the global fixed income sector. In general, the global bond market can be summarized as bullish with the U.S. dollar outperforming other currencies since April 1995.

CANADA

During the last half of the year the Canadian fixed income markets experienced significant volatility driven by the threat of the Quebec province becoming its own country. This threat put the Canadian markets in a bearish mode as investors were unwilling to own Canadian government securities, subsequently causing a weakening in the Canadian dollar. However, Quebec's vote was turned down and since that time the Canadian fixed income markets have experienced a resurgence with an improving Canadian dollar and lower bond yields. Since the December 19, 1995 reduction in interest rates by the Bank of Canada, the Canadian dollar has appreciated by over 3.0 percent against its U.S. counterpart. With domestic economic growth on a weakening trend (real GDP fell by 0.3% in October 1995) and inflation declining, there is a dire need from a domestic perspective for lower interest rates. In addition, the Canadian fixed income market also appears to be benefiting from a global trend that is favoring high-yielding bond markets due to the low level of yields in Germany, Japan, and the U.S.

SPAIN

During 1995, the impetus to Spanish growth has shifted to domestic demand from the external sector, and that pattern should continue through 1996. Business investment has been recovering strongly while consumption has remained somewhat sluggish; this pattern is expected to reverse itself in 1996 with slower investment and stronger consumption. Real GDP growth for 1996 is expected to be around 2.3% Unemployment remains Spain's biggest structural economic problem. However, new job creation has been quite strong in the present recovery. Wage restraint over the 1994-95 period has helped bring annual consumer price inflation down to 4.3% recently, and a further decline in the annual rate is expected through 1996.

DENMARK & SWEDEN

Both Sweden and Denmark continued appropriate economic policies of gradually reducing short-term interest rates while closely monitoring inflation and domestic growth. Annual GDP growth for both countries is expected to equal 2.0-2.5% and inflation is expected to remain relatively stable at between 2.2-2.6%.

ANALYSIS OF THE ASTRA SHORT-TERM MULTI-MARKET INCOME FUNDS

Given the previously described scenarios in both the U.S. and global fixed income markets, the major focus of the Astra Short-Term Multi-Market Income Funds was to cautiously decrease exposure in U.S. government securities and selectively add government securities of countries whose credit profiles were relatively stable or improving. Consequently, the Funds remained over invested in U.S. cash or cash equivalents during the first part of 1995 causing the funds to somewhat underperform competitors. On the other hand, the Funds' share prices showed somewhat less volatility than would have been the case if they had been fully invested in European government debt.

     COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ASTRA
         SHORT-TERM MULTI-MARKET INCOME FUND I AND THE SALOMON BROTHERS
                 CURRENCY HEDGED 1-5 YEAR WORLD GOVERNMENT INDEX

              ----GRAPHICAL REPRESENTATION OF DATA TABLE BELOW----

                          Average Annual Total Returns
                                December 31, 1995

                          1 Year     5 Year      Since Inception*
                          2.57%      -1.57%           -3.12%

                                                                        Inception   12/31/86     12/31/87    12/31/88    12/31/89
                                                                        ---------   --------     --------    --------    --------
Astra Short-Term Multi-Market Income Fund I                             $ 9,701.20  $10,586.45  $ 9,577.55   $10,560.30  $ 9,006.55
Salomon Brothers Currency Hedged 1-5 Year World Government Index***      10,000.00   11,089.57   11,831.30    12,658.08   13,720.37

                                                                         12/31/90    12/31/91    12/31/92    12/31/93    12/31/94
                                                                        ---------   --------     --------    --------    --------
Astra Short-Term Multi-Market Income Fund I                             $ 7,659.99  $ 7,766.17  $ 6,595.34   $ 6,696.66  $ 6,894.95
Salomon Brothers Currency Hedged 1-5 Year World Government Index***      14,824.67   16,465.22   17,609.48    19,044.71   18,924.60


                                                                        12/31/95
                                                                        ---------
Astra Short-Term Multi-Market Income Fund I                             $ 7,292.56
Salomon Brothers Currency Hedged 1-5 Year World Government Index***      21,457.99


                        NOTE: INCLUDES ALL SALES CHARGES

Performance data represents past performance. Past performance is not predictive of future performance. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when redeemed, may be worth more or less than their original cost.

  * In the past, the Fund's investment manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduced operating expenses and increased total return to shareholders. Without these reductions, the total return would have been lower.

 ** From inception through July 2, 1990, the Fund operated as Pilgrim Preferred Fund investing in high yield preferred stock, with the objective of providing high after-tax income for corporations and high current income for individuals.

*** A subset of the Salomon Brothers World Government Bond Index. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index.

     COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ASTRA
          SHORT-TERM MULTI-MARKET INCOME FUND II, THE SALOMON BROTHERS
         CURRENCY HEDGED 1-5 YEAR WORLD GOVERNMENT INDEX AND THE LEHMAN
               BROTHERS MUTUAL FUND SHORT WORLD MULTI-MARKET INDEX


              ----GRAPHICAL REPRESENTATION OF DATA TABLE BELOW----

                          Average Annual Total Returns
                                December 31, 1995

                          1 Year    Since Inception*
                          -0.03%        -1.48%

                                                                        Inception
                                                                         10/01/91    12/31/91     12/31/92   12/31/93    12/31/94
                                                                         --------    --------     --------   --------    --------
Astra Short-Term Multi-Market Income Fund II                             $10,000.00  $ 9,779.09  $ 8,820.45  $ 8,964.49  $ 9,026.65
Salomon Brothers Currency Hedged 1-5 Year World Government Index***       10,000.00   10,325.33   11,042.89   11,942.92   11,867.60
Lehman Brothers Mutual Fund Short World Multi-Market Index**              10,000.00   10,693.92   11,097.51   11,936.98   12,439.80


                                                                        12/31/95
                                                                        ---------
Astra Short-Term Multi-Market Income Fund II                            $ 9,384.46
Salomon Brothers Currency Hedged 1-5 Year World Government Index***      13,456.29
Lehman Brothers Mutual Fund Short World Multi-Market Index**             14,400.17




                        NOTE: INCLUDES ALL SALES CHARGES

Performance data represents past performance. Past performance is not predictive of future performance. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when redeemed, may be worth more or less than their original cost.

  * In the past, the Fund's investment manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduced operating expenses and increased total return to shareholders. Without these reductions, the total return would have been lower.

 ** The Lehman Brothers Mutual Fund Short World Multi-Market Index is comprised of all debt instruments of the United States and 12 Lehman Major countries denominated in dollars with maturities of one to five years. Please note that indicies do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index.

*** A subset of the Salomon Brothers World Government Bond Index. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index.

NOTE: Effective January 1, 1996, the Fund is changing its index from Lehman Brothers Mutual Fund Short World Multi-Market Index to Salomon Brothers Currency Hedged 1-5 Year World Government Index. The Salomon index is more reflective of the Fund's investment objectives. Both indicies are displayed for illustrative purposes for 1995.


            ASTRA SHORT-TERM MULTI-MARKET INCOME FUND I
            PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 1995
---------------------

    Principal
     Amount*                                                                                      Value
    ---------                                                                                     -----
                     BONDS AND NOTES: 93.4%
                     CANADA: 5.2%
    750,000          Canadian Government Bond, 6.25%, Due 2/1/98 .........................     $   553,545
                                                                                               -----------
                     DENMARK: 10.5%
  6,000,000          Denmark Government Bond, 7.0%, Due 8/15/97 ..........................       1,113,716
                                                                                               -----------
                     ITALY: 4.4%
750,000,000          Italian Government Bond, 9.5% Due 12/1/97 ...........................         467,186
                                                                                               -----------
                     SPAIN: 15.1%
199,000,000          Spanish Government Bond, 7.3%, Due 7/30/97 ..........................       1,603,527
                                                                                               -----------
                     SWEDEN: 5.5%
  3,800,000          Swedish Government Bond, 10.75%, Due 1/23/97 ........................         586,028
                                                                                               -----------
                     UNITED STATES: 52.7%
  5,470,000          U.S. Treasury Note, 6.125%, Due 5/15/98 .............................       5,582,244
                                                                                               -----------
                      Total Bonds and Notes (Cost $9,742,184) ............................       9,906,246
                                                                                               -----------
                     SHORT-TERM INVESTMENT: 4.9%
                     AUSTRALIA: 4.9%
    700,000          Australian Treasury Bill, Due 01/30/96 ..............................         517,975
                                                                                               -----------
                      Total Short-Term Investment (Cost $529,964) ........................         517,975
                                                                                               -----------
   Shares
   ------
                     PREFERRED STOCK: 0.0%
                     FINANCIAL: 0.0%
    71,265(R)(a)     Westfed Holdings, Inc., 15.50% ......................................               1
                                                                                               -----------
                      Total Preferred Stock (Cost $6,180,331) ............................               1
                                                                                               -----------

                     COMMON STOCK: 0.0%
                     FINANCIAL: 0.0%
    21,120(R)(a)     Westfed Holdings, Inc., Series B ....................................               1
                                                                                               -----------
                      Total Common Stock (Cost $638) .....................................               1
                                                                                               -----------

                     TOTAL INVESTMENTS IN SECURITIES
                      (COST $16,453,117)** (NOTES 1A AND 2) .....................    98.3%      10,424,223
                     CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES .............     1.7%         176,925
                                                                                    -----      -----------
                      TOTAL NET ASSETS ..........................................   100.0%     $10,601,148
                                                                                    =====      ===========

(R) Restricted securities (see Note 2).
(a) Non-income producing security.
----------
 *  Stated in local currencies unless otherwise noted.
**  Cost for Federal income tax purposes is $16,453,117 and unrealized depreciation consists of:
                     Gross Unrealized Appreciation .......................................      $  164,062
                     Gross Unrealized Depreciation .......................................      (6,192,956)
                                                                                                ----------
                        Net Unrealized Depreciation ......................................     ($6,028,894)
                                                                                                ==========
                        See Notes to Financial Statements


            ASTRA SHORT-TERM MULTI-MARKET INCOME FUND II
            PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 1995
---------------------

    Principal
     Amount*                                                                                      Value
    ---------                                                                                     -----
                     BONDS AND NOTES: 91.0%
                     CANADA: 5.4%
    250,000          Canadian Government Bond, 6.25%, Due 2/1/98 .........................     $   184,515
                                                                                               -----------
                     DENMARK: 10.8%
   2,000,000         Denmark Government Bond, 7.00%, Due 8/15/97 .........................         371,239
                                                                                               -----------
                     ITALY: 4.5%
 250,000,000         Italian Government Bond, 9.5%, Due 12/1/97 ..........................         155,729
                                                                                               -----------
                     SPAIN: 15.5%
  66,000,000         Spanish Government Bond, 7.30%, Due 7/30/97 .........................         531,823
                                                                                               -----------
                     SWEDEN: 5.8%
   1,300,000         Swedish Government Bond, 10.75%, Due 1/23/97 ........................         200,483
                                                                                               -----------
                     UNITED STATES: 49.0%
   1,650,000         U.S. Treasury Note, 6.125%, Due 5/15/98 .............................       1,683,858
                                                                                               -----------
                      Total Bonds and Notes (Cost $3,076,969) ............................       3,127,647
                                                                                               -----------

                    SHORT-TERM INVESTMENT: 6.5%
                    AUSTRALIA: 6.5%
     300,000        Australian Treasury Bill, Due 1/30/96 ................................         221,989
                                                                                               -----------
                     Total Short-Term Investment (Cost $227,127) .........................         221,989
                                                                                               -----------
                    TOTAL INVESTMENTS IN SECURITIES
                     (COST $3,304,096)** (NOTES 1A AND 2) ......................      97.5%      3,349,636
                    CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES .............       2.5%         86,147
                                                                                     -----     -----------
                     TOTAL NET ASSETS ..........................................     100.0%    $ 3,435,783
                                                                                     =====     ===========


-----------
 *  Stated in local currencies unless otherwise noted.
**  Cost for Federal income tax purposes is $3,304,096 and net unrealized appreciation consists of:

                    Gross Unrealized Appreciation .........................................        $50,678
                    Gross Unrealized Depreciation .........................................         (5,138)
                                                                                                   -------
                       Net Unrealized Appreciation ........................................        $45,540
                                                                                                   =======
                        See Notes to Financial Statements


            ASTRA SHORT-TERM MULTI-MARKET INCOME FUNDS
            SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS
            DECEMBER 31, 1995
---------------------

  Principal                                              Delivery              Unrealized
   Amount*                                                 Date    Proceeds   Depreciation
 ----------                                              --------  --------   ------------

FUND I:
           OPEN FORWARD CURRENCY CONTRACT:**

 700,000   Australian Dollars-sold forward ...........   01/30/96  ($514,395)   ($5,789)
                                                                                ========
 FUND II:

           OPEN FORWARD CURRENCY CONTRACT:**
 300,000   Australian Dollars-sold forward ...........   01/30/96  ($220,455)   ($2,481)
                                                                                ========

---------
 *  Stated in local currencies.
** Included in Statement of Assets and Liabilities as Payable for Open Forward Currency Contracts.

                        See Notes to Financial Statements


            ASTRA SHORT-TERM MULTI-MARKET INCOME FUNDS
            STATEMENT OF ASSETS AND LIABILITIES
            DECEMBER 31, 1995
---------------------

                                                                                                   Fund I                Fund II
                                                                                                ------------           ------------

ASSETS:
Investments in securities, at value (identified cost $16,453,117 and
 $3,304,096, respectively) (Notes 1A and 2) ...........................................         $ 10,424,223           $  3,349,636
Cash ..................................................................................               66,453                 32,174
Receivables:
 Interest .............................................................................              198,974                 65,213
 Capital stock sold ...................................................................                 --                      434
 Expense reimbursement from Manager (Note 6) ..........................................                 --                   13,415
Prepaid expenses ......................................................................               14,607                  5,995
Deferred organization expenses (Net of accumulated amortization of
 $53,275) (Note 1G) ...................................................................                 --                   21,144
                                                                                                ------------           ------------
  Total Assets ........................................................................           10,704,257              3,488,011
                                                                                                ------------           ------------
LIABILITIES:
Payables:
 Open forward currency contracts (Note 1C) ............................................                5,789                  2,481
 Capital stock redeemed ...............................................................               51,483                 30,414
Accrued expenses ......................................................................               45,837                 19,333
                                                                                                ------------           ------------
  Total Liabilities ...................................................................              103,109                 52,228
                                                                                                ------------           ------------
NET ASSETS ............................................................................         $ 10,601,148           $  3,435,783
                                                                                                ============           ============
COMPUTATION OF OFFERING PRICE:
Net asset value and redemption price per share
 ($10,601,148 / 1,567,567 shares and $3,435,783 / 465,980
 shares, respectively) (Note 7) .......................................................         $       6.76           $       7.37
                                                                                                ============           ============
Offering price per share ($6.76 / 97% and $7.37 / 100%) ...............................         $       6.97*          $       7.37
                                                                                                ============           ============
------------
* On investments of $100,000 or more the offering price is reduced.

At December 31, 1995 the components of net assets were as follows:
Paid-in capital .......................................................................         $ 98,481,706           $  4,920,399
Accumulated net realized losses on investments ........................................          (81,720,401)            (1,481,971)
Accumulated net realized losses from forward
 currency contracts and foreign currency transactions .................................             (128,617)               (46,777)
Net unrealized appreciation (depreciation) of investments and
 foreign currency transactions ........................................................           (6,031,540)                44,132
                                                                                                ------------           ------------
                                                                                                $ 10,601,148           $  3,435,783
                                                                                                ============           ============

                        See Notes to Financial Statements


            ASTRA SHORT-TERM MULTI-MARKET INCOME FUNDS
            STATEMENT OF OPERATIONS
            FOR THE YEAR ENDED DECEMBER 31, 1995
---------------------


                                                                                                        Fund I             Fund II
                                                                                                      ---------           ---------
INVESTMENT INCOME:

Income:
   Interest ................................................................................           $811,407            $294,589
                                                                                                       --------            --------
Expenses:
  Investment management fees (Note 6) ......................................................             78,861              29,248
  Distribution expenses (Note 5) ...........................................................             37,853              46,797
  Professional fees ........................................................................             48,141              28,126
  Transfer agent fees ......................................................................             54,537              22,841
  Recordkeeping fees .......................................................................             39,024              11,701
  Registration and filing fees .............................................................             15,875              13,198
  Custody fees .............................................................................             11,415               5,461
  Reports to shareholders ..................................................................             11,316               3,900
  Amortization of organization expenses (Note 1G) ..........................................               --                 9,337
  Miscellaneous ............................................................................              6,646               4,247
  Insurance expense ........................................................................              3,765               1,319
  Trustees' fees ...........................................................................              1,796                 764
                                                                                                       --------            --------
    Total expenses .........................................................................            309,229             176,939
  Expense waiver (Note 6) ..................................................................               --               (13,415)
                                                                                                       --------            --------
    Net expenses ...........................................................................            309,229             163,524
                                                                                                       --------            --------
    Net investment income ..................................................................            502,178             131,065
                                                                                                       --------            --------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on investments .........................................................             10,396              51,681
  Net realized loss from forward currency contracts and foreign
   exchange transactions ...................................................................            (73,238)            (30,514)
                                                                                                       --------            --------
  Net realized gain (loss) .................................................................            (62,842)             21,167
  Net change in unrealized appreciation (depreciation) of investments,
   forward currency contracts and foreign currency transactions ............................            292,667              43,768
                                                                                                       --------            --------
  Net realized and unrealized gain on investments and foreign currency
   transactions ............................................................................            229,825              64,935
                                                                                                       --------            --------
     Net increase in net assets resulting from operations ..................................           $732,003            $196,000
                                                                                                       ========            ========

                        See Notes to Financial Statements


            ASTRA SHORT-TERM MULTI-MARKET INCOME FUND I
            STATEMENT OF CHANGES IN NET ASSETS
            FOR THE YEARS ENDED DECEMBER 31,
---------------------

                                                                                                    1995                   1994
                                                                                                 ------------          ------------
OPERATIONS:
 Net investment income .................................................................          $   502,178           $   689,967
 Net realized gain on investments ......................................................               10,396               205,667
Net realized loss from forward currency contracts and
   foreign exchange transactions .......................................................              (73,238)             (518,200)
 Net change in unrealized depreciation of investments, forward
  currency contracts and foreign currency transactions .................................              292,667               130,756
                                                                                                  -----------           -----------
 Net increase in net assets resulting from operations ..................................              732,003               508,190

DISTRIBUTION  TO  SHAREHOLDERS  (NOTE 4):
  Distributions from net investment income ($0.25 and $0.08 per share,
   respectively) .......................................................................             (470,288)             (249,879)
  Distributions from paid-in capital ($0.10 and $0.28 per share,
   respectively) .......................................................................             (196,366)             (848,985)

CAPITAL SHARE TRANSACTIONS:
  Net decrease in net assets from capital share transactions (a) .......................           (5,030,683)          (11,472,489)
                                                                                                  -----------           -----------
   Total decrease in net assets ........................................................           (4,965,334)          (12,063,163)
 Net Assets at the beginning of the period .............................................           15,566,482            27,629,645
                                                                                                  -----------           -----------
NET ASSETS at the end of the period (including accumulated net
 investment deficit of $0 and $37, respectively) .......................................          $10,601,148           $15,566,482
                                                                                                  ===========           ===========

(A) A SUMMARY OF CAPITAL SHARE TRANSACTIONS IS AS FOLLOWS:


                                                                            1995                                1994
                                                                  ---------------------------         -----------------------------
                                                                   Shares            Value              Shares             Value
                                                                  --------        -----------         ----------       ------------
Shares sold ............................................            16,884        $   113,670             45,653       $    308,780
Shares issued in reinvestment of distributions
 to shareholders .......................................            49,436            333,216             79,809            538,785
                                                                  --------        -----------         ----------       ------------
                                                                    66,320            446,886            125,462            847,565
Shares redeemed ........................................          (810,824)        (5,477,569)        (1,822,030)       (12,320,054)
                                                                  --------        -----------         ----------       ------------
     Net decrease ......................................          (744,504)       $(5,030,683)        (1,696,568)      $(11,472,489)
                                                                  ========        ===========         ==========       ============




                        See Notes to Financial Statements


            ASTRA SHORT-TERM MULTI-MARKET INCOME FUND II
            STATEMENT OF CHANGES IN NET ASSETS
            FOR THE YEARS ENDED DECEMBER 31,
---------------------

                                                                                                       1995              1994
                                                                                                    ----------        ----------
OPERATIONS:
  Net investment income ...............................................................             $  131,065        $  145,658
  Net realized gain (loss) on investments .............................................                 51,681           (24,582)
  Net realized loss from forward currency contracts and
    foreign exchange transactions .....................................................                (30,514)         (195,299)
  Net change in unrealized appreciation (depreciation) of investments,
    forward currency contracts and foreign currency transactions ......................                 43,768            75,896
                                                                                                    ----------        ----------
  Net increase in net assets resulting from operations ................................                196,000             1,673

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4):
  Distributions from net investment income
    ($0.21 and $0.04 per share, respectively) .........................................               (136,223)          (31,336)
  Distributions from paid-in capital ($0.10 and $0.33 per share,
    respectively) .....................................................................                (61,440)         (280,892)

CAPITAL SHARE TRANSACTIONS:
  Net decrease in net assets from capital share transactions (a) ......................             (3,050,121)       (1,328,660)
                                                                                                    ----------        ----------
   Total decrease in net assets .......................................................             (3,051,784)       (1,639,215)
 Net assets at the beginning of the period ............................................              6,487,567         8,126,782
                                                                                                    ----------        ----------

NET ASSETS at the end of the period (including accumulated net
  investment deficit of $0 and $258, respectively .....................................             $3,435,783        $6,487,567
                                                                                                    ==========        ==========

(a) A SUMMARY OF CAPITAL SHARE TRANSACTIONS IS AS FOLLOWS:



                                                                                    1995                        1994
                                                                          -------------------------     -------------------------
                                                                           Shares          Value         Shares          Value
                                                                          --------      -----------     --------      -----------
Shares sold .......................................................         91,683      $   677,067      526,314      $ 3,919,166
Shares issued in reinvestment of distributions
  to shareholders .................................................         17,645          130,464       22,319          167,074
                                                                          --------      -----------     --------      -----------
                                                                           109,328          807,531      548,633        4,086,240
Shares redeemed ...................................................       (521,691)      (3,857,652)    (723,755)      (5,414,900)
                                                                          --------      -----------     --------      -----------
     Net decrease .................................................       (412,363)     $(3,050,121)    (175,122)     $(1,328,660)
                                                                          ========      ===========     ========      ===========


                                         See Notes to Financial Statements


            ASTRA SHORT-TERM MULTI-MARKET INCOME FUND I
            FINANCIAL HIGHLIGHTS
            FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------

                                                                                     Year Ended December 31,
                                                                      ------------------------------------------------------
                                                                      1995        1994        1993        1992         1991
                                                                      -----       -----       -----       -----       ------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ........................         $6.73       $6.89       $7.27       $9.31       $10.17
                                                                      -----       -----       -----       -----       ------
Income (loss) from investment operations--
  Net investment income .....................................          0.25        0.08        0.45        0.86         1.04
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions ...........          0.13        0.12       (0.35)      (2.16)       (0.88)
                                                                      -----       -----       -----       -----       ------
      Total from investment operations ......................          0.38        0.20        0.10       (1.30)        0.16
                                                                      -----       -----       -----       -----       ------

Less distributions--
  Distributions from net investment income ..................          0.25        0.08         --         0.74         1.02
  Distributions from paid-in capital ........................          0.10        0.28        0.48          --           --
                                                                      -----       -----       -----       -----       ------
      Total distributions ...................................          0.35        0.36        0.48        0.74         1.02
                                                                      -----       -----       -----       -----       ------
Net asset value, end of period ..............................         $6.76       $6.73       $6.89       $7.27        $9.31
                                                                      =====       =====       =====       =====        =====
TOTAL RETURN (a) ............................................          5.77%       2.96%       1.54%     (15.08%)       1.39%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ....................       $10,601     $15,566     $27,630     $59,283     $170,377
Ratio to average net assets--
  Expenses ..................................................          2.45%       1.68%       1.85%       1.31%        1.47%
  Net investment income .....................................          3.98%       3.42%       6.41%       9.46%       10.14%
Portfolio turnover rate .....................................           382%        337%        151%        167%         193%

-------------

(a)  Calculated without the deduction of sales charges.


                                         See Notes to Financial Statements


            ASTRA SHORT-TERM MULTI-MARKET INCOME FUND II
            FINANCIAL HIGHLIGHTS
            FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------

                                                                                                                     October 1,
                                                                               Year Ended December 31,              1991 (a) to
                                                                     -----------------------------------------      December 31,
                                                                     1995         1994        1993*      1992           1991
                                                                     -----        -----      -----       -----      ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ...........................     $7.39        $7.71      $8.10       $9.73        $10.00
                                                                     -----        -----      -----       -----        ------
Income (loss) from investment operations--
   Net investment income .......................................      0.21         0.04       0.34        0.73          0.11
   Net realized and unrealized gain
     (loss) on investments and
     foreign currency transactions .............................      0.08         0.01      (0.21)      (1.61)        (0.33)
                                                                     -----        -----      -----       -----        ------
       Total from investment operations ........................      0.29         0.05       0.13       (0.88)        (0.22)
                                                                     -----        -----      -----       -----        ------
Less distributions--
  Distributions from net investment income .....................      0.21         0.04         --        0.75          0.05
  Distributions from paid-in capital ...........................      0.10         0.33       0.52          --            --
                                                                     -----        -----      -----       -----        ------
    Total distributions ........................................      0.31         0.37       0.52        0.75          0.05
                                                                     -----        -----      -----       -----        ------
Net asset value, end of period .................................     $7.37        $7.39      $7.71       $8.10        $ 9.73
                                                                     =====        =====      =====       =====        ======
TOTAL RETURN (e) ...............................................      3.96%        0.69%      1.63%      (9.80%)       (8.48%)(b)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) .......................    $3,436       $6,488     $8,127     $14,909       $13,040
Ratio to average net assets--
  Expenses .....................................................      3.49%(c)     2.66%      3.10%       1.87%(c)      0.16%(b)(c)
  Net investment income ........................................      2.80%(d)     2.37%      4.32%       7.85%(d)      7.59%(b)(d)
Portfolio turnover rate ........................................       414%         301%       153%        216%            0%

-------------

*    Calculation based on average shares outstanding.

(a)  Commencement of operations.

(b)  Annualized.

(c) Ratio of expenses to average net assets prior to expense waiver and reimbursement from Manager was 3.78%, 2.64% and 2.58%(b) in 1995, 1992 and 1991, respectively.

(d) Ratio of net investment income to average net assets prior to expense waiver and reimbursement from Manager was 2.51%, 7.08% and 5.17%(b) in 1995, 1992 and 1991, respectively.

(e)  Calculated without the deduction of sales charges.


                        See Notes to Financial Statements
15

            NOTES TO FINANCIAL STATEMENTS
            DECEMBER 31, 1995
---------------------

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

Astra (formerly Pilgrim) Global Investment Series (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and is authorized to issue shares in separate series. The Trust currently offers shares in Astra (formerly Pilgrim) Short-Term Multi-Market Income Fund I ("Fund I") and Astra (formerly Pilgrim) Short-Term Multi-Market Income Fund II ("Fund II") (collectively, the "Funds") both non-diversified series. The Funds' primary investment objectives are to provide investors with high current income with preservation of capital as secondary objectives. To achieve these objectives the Funds will invest in non-diversified portfolios of high quality debt instruments having remaining maturities of not more than 3 years denominated in the U.S. dollar and a range of foreign currencies. The Funds may hedge their foreign currency exposure through the use of forward selling and options.

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

A. SECURITY VALUATION. Portfolio securities of the Funds which are traded both on an exchange and in the over-the-counter market are valued according to the broadest and most representative market. All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean between the bid and offered quotations of currencies against the U.S. dollar as last quoted by any recognized dealer. When portfolio securities are traded, the valuation is the last reported sale price on the day of valuation. If there is no such reported sale or the valuation is based on the over-the-counter market, the securities are valued at the mean between the last available bid and asked prices. Securities for which reliable quotations are not readily available and all other assets are valued at their respective fair market value as determined in good faith by, or under procedures established by, the Board of Trustees of the Funds.

     Money market instruments with less than sixty days to maturity when acquired by the Fund are valued on an amortized cost basis, which approximates market value.

B. CURRENCY TRANSLATION. The market values of all assets and liabilities denominated in foreign currency are recorded in the financial statements after translation to the U.S. dollar based upon exchange rates at the end of the period. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

C. FORWARD CURRENCY CONTRACTS. The Funds may enter into forward purchases or sales of foreign currencies to hedge certain assets and liabilities denominated in foreign currencies against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and the value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counterparty to the agreement to perform in accordance with the terms of the contract.

D. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the

     Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no Federal income tax provision is required.

E. SECURITY TRANSACTIONS AND DIVIDENDS. As is common in the industry, security transactions are accounted for on the trade date. Interest income is accrued as earned. Discounts and premiums on debt securities are amortized in accordance with the provisions of the Internal Revenue Code. Distributions to shareholders and dividend income are recorded on the ex-dividend date. The Funds intend to declare and pay dividends monthly.

F. EQUALIZATION. The Funds follow the accounting practice known as equalization by which a portion of the proceeds from sales and costs of redemptions of capital shares equivalent to the amount of distributable net investment income, on a per-share basis on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares. This practice has been discontinued as of December 31, 1995.

G. DEFERRED ORGANIZATION EXPENSES. All of Fund II's expenses in connection with its organization and the public offering of its shares were paid by Fund II. The organization expenses of Fund II are being amortized over a period of five years from the date of commencement of operations by Fund
     II. Shareholders of Fund II bear such expenses only as they are amortized to Fund II's net investment income.

H. USE OF ESTIMATES. In preparing financial statements in accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2--INVESTMENTS

For the year ended December 31, 1995, the cost of purchases and the proceeds from sales of securities, excluding short-term notes, were $35,160,871 and $31,835,219, respectively, for Fund I and $13,159,684 and $12,165,374, respectively, for Fund II.

On December 31, 1995, Fund I held certain restricted securities (i.e., securities which may not be publicly sold without registration under the Securities Act of 1993 ('33 Act) or without an exemption under the '33 Act). These securities are valued at fair value as determined by the Board of Trustees by considering quality, dividend rate, and marketability of the securities compared to similar issues.

On December 31, 1995 and on the acquisition dates of the restricted securities, there were no market quotations available for unrestricted securities of the same class. The date of acquisition and costs of restricted securities are as follows:

                                      Date of
                                    Acquisition               Cost
                                    -----------            ----------
Westfed Holdings, Inc.,
 15.50% Pfd. .....................    9/23/88              $6,180,331

Westfed Holdings, Inc.,
 Series B Common .................    9/23/88                     638
                                                           ----------
Total restricted securities
 (market value of $2 at
 December 31, 1995) ..............                         $6,180,969
                                                           ==========

Fund I will not pay the costs of disposition of the above restricted securities other than ordinary brokerage fees, if any.

At December 31, 1995, the Funds had capital loss carryforwards for federal income tax purposes as follows:

                       Capital Loss         Expires
                       Carryforward       December 31
                       ------------       -----------
Fund I ..............   $15,889,783          1996
                         30,519,253          1997
                         16,993,222          1998
                          7,987,637          2000
                         10,290,576          2001
                             39,930          2003
                        -----------
                        $81,720,401
                        ===========
Fund II .............   $   281,854          2000
                          1,175,535          2001
                             24,582          2002
                        -----------
                        $ 1,481,971
                        ===========

NOTE 3--CAPITAL SHARES

At December 31, 1995, the authorized capital of the Funds consisted of an unlimited number of shares of beneficial interest without par value.

NOTE 4--DISTRIBUTIONS TO SHAREHOLDERS

Distributions paid to shareholders during the year ended December 31, 1995, differ from net investment income as determined for financial reporting purposes principally as a result of the characterization of realized foreign currency gains (losses) and the taxability of unrealized appreciation (depreciation) on certain forward currency contracts.

NOTE 5--DISTRIBUTION PLANS

A. FUND I DISTRIBUTION PLAN. Fund I has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"), whereby it may pay up to a maximum annual rate of 0.30% of its average daily net assets to Astra (formerly Pilgrim) Fund Distributors Corp. ("Distributors"), its principal underwriter, for expenses incurred in the distribution of the shares of Fund I. Pursuant to this Distribution Plan, Distributors is entitled to reimbursement each month for its actual expenses incurred in the distribution and promotion of Fund I's shares, including the printing of prospectuses and reports used for sales purposes, expenses of preparation and printing of sales literature and other such distribution related expenses, including any distribution or service fees paid to securities dealers who have executed a distribution agreement with Distributors. The Distribution Plan permits Distributors to carryforward for a maximum of three years (without carrying charges) distribution expenses from prior years covered by the Distribution Plan for which Distributors has not received reimbursement. At December 31, 1995, Distributors had incurred $375,182 of distribution expenses in excess of amounts currently reimbursable by the Fund.

     During the year ended December 31, 1995, Fund I reimbursed Distributors $37,853 for distribution expenses. Reimbursable expenses incurred by Distributors during the year ended December 31, 1995, included $7,015 for the costs of personnel involved with the promotion and distribution of Fund I's shares.

B. FUND II DISTRIBUTION PLAN. Fund II has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"), whereby it will provide daily compensation to Distributors in the form of sales commissions equal to 4% of the amount received by Fund II for each share sold (excluding reinvestment of dividends and distributions) plus an interest fee calculated by applying the rate of 1% over prime rate to the outstanding balance of Uncovered Distribution Charges. Daily compensation payments will be made monthly and are limited to an annual rate of .75% of Fund II's daily net assets. During the year ended December 31, 1995, Distributors earned $35,098 in daily compensation. At December 31, 1995, Uncovered Distribution Charges (cumulative sales commissions and interest fees reduced by cumulative daily compensation and contingent deferred sales charges paid to the Distributors) amounted to $688,146.

    Fund II has adopted a shareholder maintenance agreement that provides monthly payments to Distributors of a trail or maintenance fee in an amount equal to an annual rate of .25% of Fund II's daily net assets. During the year ended December 31, 1995, Distributors earned maintenance fees of $11,699.

NOTE 6--INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTION WITH AFFILIATES

Astra (formerly Pilgrim) Management Corporation (the "Manager") provides the Funds with investment management and administrative services under an Investment Management Agreement. The Manager furnishes all investment advice, office space and salaries of personnel needed by the Funds, except those involved with recordkeeping, daily net asset value calculations, shareholder servicing, placing orders for the execution of portfolio transactions, and maintaining registration of shares under state securities laws. As compensation for its services, the Manager is paid monthly a fee which is equal to the annual rate of 0.625% on the first $1 billion of average daily net assets for each fund and is reduced on assets in excess of that amount.

The Manager has agreed to reduce its aggregate fees for any fiscal year, or to reimburse the Funds to the extent required, so that the Funds' expenses do not exceed the expense limitations applicable to the Funds under the securities laws or regulations of those states or jurisdictions in which the Funds' shares are registered or qualified for sale. Currently, the most restrictive of such expense limitations would require the Manager to reimburse the Funds to the extent required so that the Funds' expenses, as described below, for any fiscal year do not exceed 2-1/2% of the first $30 million of the Funds' average daily net assets, 2% of the next $70 million of the Funds' average net assets and 1-1/2% of the Funds' remaining average net assets. The amount of any such required reimbursement, however, is limited to the management fees paid by the Funds to the Manager. Expenses for purposes of this expense limitation include the management fee, but exclude distribution expenses, brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, paid or incurred by the Funds. During the year ended December 31, 1995, the Manager reimbursed $13,415 of expenses of Fund II pursuant to these expense limitation provisions.

On November 20, 1992 the Manager entered into an Investment Advisory Agreement (the "Agreement") with Warburg Investment Management International Ltd. ("Warburg"). Pursuant to the terms of the Agreement, Warburg provided certain subadvisory services to the Manager including the responsibility for the selection of portfolio securities for investment by the Funds and the execution of such portfolio transactions. For its services the Manager paid Warburg a fee calculated at the annual rate of .25% of the Fund's average daily net assets. Warburg resigned as of June 30, 1995 and the Manager is currently providing such services.

Certain officers and trustees of the Trust are also officers and/or directors of the Manager and Distributors.

NOTE 7--EARLY WITHDRAWAL CHARGE

Shares of Fund II redeemed within the first four years of their purchase will be subject to a contingent deferred sales charge. The contingent deferred sales charge will not, however, be imposed on shares acquired through the reinvestment of distributions, or on the appreciation of the value of shares acquired within the preceding four year period over the purchase price of such shares. Redemption proceeds will be applied first against shares not subject to the contingent deferred sales charge for purposes of calculating such charge. The contingent deferred sales charge is paid by the investor to Distributors and is imposed at the rate of 4% for redemptions in the first year after purchase, declining to 3%, 2%, and 1% in the second, third and fourth years, respectively. During the year ended December 31, 1995, Distributors received contingent deferred sales charges of $42,045.

            REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
---------------------

To the Shareholders of Astra
Short-Term Multi-Market Income
Fund I and II and the Trustees of
Astra Global Investment Series

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Astra (formerly Pilgrim) Global Investment Series (comprising, respectively, Astra (formerly Pilgrim) Short-Term Multi-Market Income Funds I and II), as of December 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Astra Global Investment Series as of December 31, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 19, 1996

              ASTRA GROUP
              FAMILY OF FUNDS
---------------------
              ADJUSTABLE-INCOME FUNDS
---------------------

    ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST I
    ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST I-A
    ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST II
    ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST III
    ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST IV
    ASTRA ADJUSTABLE RATE SECURITIES TRUST I
    ASTRA ADJUSTABLE RATE SECURITIES TRUST I-A
    ASTRA ADJUSTABLE RATE SECURITIES TRUST II
    ASTRA ADJUSTABLE RATE SECURITIES TRUST IV

              FIXED-INCOME FUNDS
---------------------

   Astra All-Americas Government Income Trust
   Astra Short-Term Multi-Market Income Fund I
   Astra Short-Term Multi-Market Income Fund II
----------
Prospectuses containing more complete information about the Funds, including charges and expenses, may be obtained from Astra Fund Distributors Corp. Read the Prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
750 B Street
Suite 2350
San Diego, CA 92101


-------------------------------------
ASTRA SHORT-TERM MULT-MARKET
INCOME FUND I & II

INVESTMENT MANAGER
Astra Management Corp.
750 B Street
Suite 2350
San Diego, CA 92101
1-619-238-7100

PRINCIPAL UNDERWRITER
Astra Fund Distributors Corp.
750 B Street
Suite 2350
San Diego, CA 92101
1-800-219-1080

SHAREHOLDER SERVICING AGENT
DST Systems Inc.
P.O. Box 419174
Kansas City, MO 64141
1-800-441-7267

TRANSFER AGENT
Investors Fiduciary Trust Company
c/o DST Systems, Inc.
P.O. Box 419174
Kansas City, MO 64141

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which includes details regarding the Funds' objectives, policies, sales commissions and other information.

ST I/II 296 2 AST 602041

                        ASTRA
--------------------------------------------
                        [LOGO]


                        ASTRA
                        SHORT-TERM
                        MULTI-MARKET
                        INCOME FUND I & II
-------------------------------------------
                        ANNUAL REPORT
                        DECEMBER 31, 1995

























                        [ARTWORK--EARTH]

                                    APPENDIX
                    (Pursuant to Rule 304 of Regulation S-T)

1. Page 5 contains a description in tabular form of a graph entitled "Comparison of the Change in Value" which represents the comparison of the change in value of a $10,000 investment in the Astra Short-Term Multi-Market Income Fund I against the Salomon Brother's Currency Hedged 1-5 Year World Government Index for the period commencing January 21, 1986 and ending December 31, 1995, which graph is contained in the paper format of this Annual Report being sent to Shareholders.

2. Page 6 contains a description in tabular form of a graph entitled "Comparison of the Change in Value" which represents the comparison of the change in value of a $10,000 investment in the Astra Short-Term Multi-Market Income Fund II against the Salomon Brothers Currency Hedged 1-5 Year World Government Index and the Lehman Brothers Mutual Fund Short World Multi-Market Index for the period commencing October 1, 1991 and ending December 31, 1995, which graph is contained in the paper format of the Annual Report being sent to Shareholders.